
Continental Minerals Corporation                                               Great China Mining Inc.
1020 - 800 West Pender Street                                                  (formerly China NetTV Holdings Inc.)
Vancouver, BC                                                                  World Trade Centre
Canada V6C 2V6                                                                 Suite 536-999 Canada Place
Tel   604 684 6365                                                             Vancouver, BC V6C 3E2
Fax  604 684 8092                                                              Tel   604 641 1366
Toll Free 1 800 667 2114                                                       Fax  604 641 1377
www.continentalminerals.com                                                    www.greatchinamining.com


           DRILLING CONTINUES TO EXPAND XIETONGMEN COPPER-GOLD DEPOSIT

May 2, 2006, Vancouver, BC - Gerald S. Panneton, President and CEO of Continental Minerals Corporation (TSX.V-KMK; OTC.BB-KMKCF), and Anthony Garson, President and CEO of Great China Mining Inc. (OTC.BB-GCHA), announce the results from the first nineteen (19) core holes drilled in 2006 at the Xietongmen copper-gold deposit, located 240 kilometres west of Lhasa in Tibet, People's Republic of China.

Drilling in 2005 showed the presence of a significant porphyry copper-gold deposit, with excellent potential for expansion. The 2005 50-metre drill spacing program demonstrated strong continuity to the copper and gold mineralization, both laterally and vertically, over an average thickness of 200 metres. An initial estimate of the mineral resources was released in early February.

The objectives of the 2006 program are to fully assess the resource potential of the project and collect the necessary data for a feasibility study and environmental and social impact assessments, targeted for completion in 2007.

Programs were initiated at site in February. Seven rigs are currently active in the planned 22,000-metre program, testing the extensions of the Xietongmen deposit. Excellent intervals of copper and gold continue to be intersected. Most of the drilling done in 2006 has been along three sides of the deposit: north, east and southeast. Two additional rigs will be added to complete the extensive program.

In the east (section 3249000N), drill holes 6065, 6068, 6072 and 6080 have extended the width of the deposit by 200 metres to the east. The best result is in hole 6068 with a supergene intersection grading 1.56% copper equivalent
(CuEQ) over 8.6 metres, followed by an interval of 152 metres averaging 0.83% CuEQ. On section 3249200N, hole 6079 intersected 220 metres averaging 0.91% CuEQ, including a higher-grade section of 1.15% CuEQ over 152.2 metres.

In the north, holes 6070 and 6067 on section 3249300N, and holes 6082 and 6074 on section 3249350 have extended the deposit for another 100 metres to the north, where the deposit remains open. The best intersection in the north is in hole 6070 with an interval of 268 metres averaging 0.74% CuEQ.

In the southeast area, results from six holes were received on two sections, 3248900N and 3248850N. The best intersection was obtained in hole 6069 with an interval of 88 metres averaging 0.83% CuEQ.

Results received for the first 19 holes are provided on the attached Table of Assay Results. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the websites: www.continentalminerals.com and www.greatchinamining.com.

Continental and Great China Mining recently announced preliminary agreements between Continental and certain principal Great China Mining shareholders, whereby the companies will be merged to unify 100% ownership in the Xietongmen property in Continental (see joint news release April 13, 2006). Completion of the merger is subject to a number of conditions including the execution of definitive merger documentation, and shareholders and regulatory approvals, and is likely to complete in the third quarter of 2006.

The venture is committed to responsible development. Accordingly, an expanded community engagement program is underway with the long term objective to ensure that the project provides direct, tangible benefits for local residents and communities. Hence, active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and incorporates a high standard of environmental management.

Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

For further information:
Continental Minerals Corporation                        Great China Mining Inc.
Tel   604 684 6365                                      Tel   604 641 1366
Toll Free 1 800 667 2114                                www.greatchinamining.com
www.continentalminerals.com

       No regulatory authority has approved or disapproved the information contained in this news release.

This release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts, that address the proposed merger, acquisition of additional property, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.
For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.
For more information on Great China Mining Inc., Investors should review the Company's annual Form with the United States Securities Commission at www.sec.gov.


                              XIETONGMEN PROJECT NEW ASSAY RESULTS
                                           MAY 2, 2006
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
Drill       Section         From      To           Intercept      Intercept      Cu1      Au1      CuEQ2    AuEQ2
  Hole                    (metres)     (metres)     (metres)       (feet)         %        g/t       %        g/t
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6064      3248900N        51.0         176.0         125.0          410       0.33      0.43      0.55      1.04
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6065      3249000N        86.0         157.0          71.0          233       0.15      0.38      0.35      0.67
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6065      3249000N       157.0         303.0         146.0          479       0.44      0.99      0.97      1.83
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6066      3249275N       174.0         359.0         185.0          607       0.41      0.47      0.66      1.25
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6067      3249300N       156.0         385.0         229.0          751       0.35      0.35      0.53      1.01
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6068      3249000N        53.3          61.9           8.6           28       1.49      0.14      1.56      2.95
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6068      3249000N       137.0         289.0         152.0          499       0.42      0.77      0.83      1.57
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6069      3248850N        19.0         107.0          88.0          289       0.63      0.38      0.83      1.57
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6070      3249300N       115.0         383.0         268.0          879       0.45      0.54      0.74      1.39
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6071      3248850N        22.5         119.9          97.4          320       0.43      0.46      0.67      1.27
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6072      3249000N       134.0         195.0          61.0          200       0.27      0.72      0.65      1.22
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6073      3249350N       125.0         375.1         250.1          821       0.41      0.52      0.69      1.29
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6074      3249350N       224.0         247.1          23.1           76       0.27      0.84      0.72      1.35
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6075      3248900N        40.3         184.9         144.6          474       0.31      0.55      0.60      1.13
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6076      3248900N        94.0         194.8         100.8          331       0.23      0.44      0.47      0.88
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6077       Hole abandoned, redrilled as 6079
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6079      3249200N       112.2         332.2         220.0          722       0.52      0.75      0.91      1.72
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
            including      180.0         332.2         152.2          499       0.64      0.96      1.15      2.16
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6080      3249000N       162.0         206.0          44.0          144       0.18      0.36      0.37      0.70
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6081       Hole abandoned, redrilled as 6090
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6082      3249350N       167.0         373.3         206.3          677       0.42      0.46      0.66      1.25
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------
  6089      3248850N        25.8          89.0          63.2          207       0.52      0.21      0.64      1.20
---------- ------------ ------------- ----------- ------------- -------------- -------- --------- --------- ---------

1    Copper capped at 5%, gold capped at 10 g/t for all calculations.
2 Copper and gold equivalent calculations use metal prices of US$1.10/lb for copper and US$400/oz for gold. Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing. CuEQ = Cu % + (Au g/t x 12.86/24.2561) AuEQ = (Cu % x 24.2561/12.86) + Au g/t